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                                                                   Exhibit 10.20

                            NEGATIVE PLEDGE AGREEMENT

      This Negative Pledge Agreement is made as of September 16, 1999, by and between HOTJOBS.COM, LTD. ("Borrower") and SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, Massachusetts 02481, doing business under the name "Silicon Valley East".("Bank").

In connection with, among other documents, the Loan and Security Agreement (the "Loan Agreement") being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows:

      1. Except for the granting of licenses or sublicenses by Borrower in the ordinary course of business or as otherwise permitted under the Loan Agreement, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's Intellectual Property (as defined below):

      2. Borrower has not, and shall not, enter into a negative pledge agreement, or similar agreement, affecting the rights of the Intellectual Property with any other party.

      3. It shall be an event of default under the Loan Agreement between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

      4.    As used herein,

            (a)   "Intellectual Property" means:

                  (i)   Any and all Copyrights;

                  (ii) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (iii) Any and all design rights which may be available to
                        Borrower now or hereafter existing, created, acquired or held;

                  (iv) All Mask Works or similar rights available for the protection of semiconductor chips;

                  (v)   All Patents;

                  (vi)  Any Trademarks;

                  (vii) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                 (viii) All licenses or other rights to use any of the
                        Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and
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                  (ix)  All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

                  (x) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

            (b) "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

            (c) "Mask Works" means all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

            (d) "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

            (e) "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

      5. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

      6. The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA.

      7. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

      EXECUTED as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                                          BORROWER:

                                          HOTJOBS.COM, LTD.

                                          By: /s/ Stephen W. Ellis
                                              --------------------------

                                          Name: Stephen W. Ellis

                                          Title: CFO, SVP
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                                          BANK:

                                          SILICON VALLEY BANK d/b/a SILICON

                                          VALLEY EAST

                                          By: /s/ Pamela A. Braren
                                              --------------------------

                                          Name: Pamela A. Braren

                                          Title: AVP

                                          SILICON VALLEY BANK

                                          By: /s/ Michael Jordan
                                              --------------------------

                                          Name: Michael Jordan

                                          Title: AVP
                                             (Signed in Santa Clara, California)